UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2015

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

Our investors and others should note that we currently announce material information using SEC filings, press releases, public conference calls and webcasts. Given the SEC’s guidance regarding the use of alternative channels to announce material information, we are notifying investors, the media, and others interested in the company that we might choose to communicate important information in the future via social media. Since it is possible that such information could be considered material, we encourage all those interested in our company to review the information we post on the websites listed below.

•	TG Therapeutics Facebook Page (https://www.facebook.com/pages/TG-Therapeutics-Inc/344107792338021)

•	TG Therapeutics Twitter Feed (https://twitter.com/TGTherapeutics)

Any updates to the list of social media channels we will use to communicate material information will be posted on the company’s website at http://www.tgtherapeutics.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: January 21, 2015

	By:	/s/ Sean A. Power
Sean A. Power
Chief Financial Officer

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